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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 14, 2006

                               Immunomedics, Inc.
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-12104               61-1009366
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

     300 American Road, Morris Plains, New Jersey                 07950
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      (Address of Principal Executive Offices)                 (Zip Code)

                                 (973) 605-8200
              (Registrant's telephone number, including area code)

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 8.01.   OTHER EVENT.

         On November 14, 2006, Immunomedics, Inc., a Delaware corporation (the "Company"), issued a press release announcing that their partner, UCB, S.A., has received notification from Food and Drug Administration that the clinical hold on existing trials with epratuzumab in patients with lupus has been lifted.
The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

       (d)   Exhibits.

       Exhibit No.  Description
       -----------  ------------------------------------------------------------
          99.1 Press Release of Immunomedics, Inc. dated November 14, 2006 announcing the lifting of clinical hold status by the FDA.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IMMUNOMEDICS, INC.


                                            By:    /s/ Cynthia L. Sullivan
                                                   -----------------------------
                                            Name:  Cynthia L. Sullivan
                                            Title: President and Chief Executive
                                                   Officer

Date:  November 15, 2006